 August 26, 2026

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549
Re:    American Family Life Insurance Company
                  American Family Variable Account II

Commissioners:
American Family Life Insurance Company (“the Company”), on behalf of the Registrant, has sent or will send to contract owners who have requested them the semiannual reports for the period ended June 30, 2026, for each of the following underlying funds in which Registrant invests:
Fidelity® Variable Insurance Products Fund
Fidelity® VIP ContrafundSM Portfolio (Service Class 2), SEC File No. 811-05511
Fidelity® VIP Equity-Income PortfolioSM (Service Class 2), SEC File No. 811-03329
Fidelity® VIP Government Money Market Portfolio (Initial Class), SEC File No. 811-05361
Fidelity® VIP Growth & Income Portfolio (Service Class 2), SEC File No. 811-07205
Fidelity® VIP Investment Grade Bond Portfolio (Service Class), SEC File No. 811-05361
Fidelity® VIP Mid Cap Portfolio (Initial Class), SEC File No. 811-07205
Vanguard® Variable Insurance Fund
Vanguard VIF PRIMECAP Portfolio, SEC File No. 811-05962
Vanguard VIF International Portfolio, SEC File No. 811-05962
Vanguard VIF Money Market Portfolio, SEC File No. 811-05962
Vanguard VIF Small Company Growth Portfolio, SEC File No. 811-05962
This filing constitutes the filing of reports as required by Rule 30b2-1(b) under the Act. Some of the funds listed above may not be available under every policy or contract offered by the Registrant. We understand that the funds have filed or will file their reports with the Commission under separate cover.
Please direct any question or comment to the undersigned at (816) 856-8234.
Sincerely yours,
/s/ Stephanie Toole
Stephanie Toole

The American Family variable annuity and variable universal life insurance products are issued by
American Family Life Insurance Company and distributed by Sunset Financial Services, Inc.
3520 Broadway, Kansas City, MO 64111
877-781-3520